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Exhibit 23.2

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the use in this Registration Statement on Amendment No. 2 to Form 10 of Atlantic Power Corporation of our report dated March 10, 2008 relating to the consolidated financial statements of Selkirk Cogen Partners, L.P. and Subsidiary for the year ended December 31, 2007, which appears in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
June 16, 2010

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  Exhibit 23.2
CONSENT OF INDEPENDENT ACCOUNTANTS